                                CUSTODY AGREEMENT

                              Dated January 1, 1995

                          As amended September 24, 1998

                                     Between

                                 UMB BANK, N.A.

                                       and

                               THE SECURITY FUNDS

                                TABLE OF CONTENTS

  SECTION                                                                 PAGE

       1. Appointment of Custodian                                           1

       2. Definitions                                                        1
          (a)   Securities                                                   1
          (b)   Assets                                                       1
          (c)   Instructions and Special Instructions                        1

       3. Delivery of Corporate Documents                                    2

       4. Powers and Duties of Custodian and Domestic Subcustodian           2
          (a)   Safekeeping                                                  3
          (b)   Manner of Holding Securities                                 3
          (c)   Free Delivery of Assets                                      4
          (d)   Exchange of Securities                                       4
          (e)   Purchases of Assets                                          5
          (f)   Sales of Assets                                              5
          (g)   Options                                                      6
          (h)   Futures Contracts                                            6
          (i)   Segregated Accounts                                          6
          (j)   Depositary Receipts                                          7
          (k)   Corporate Actions, Put Bonds, Called Bonds, Etc.             7
          (l)   Interest Bearing Deposits                                    7
          (m)   Foreign Exchange Transactions                                8
          (n)   Pledges or Loans of Securities                               8
          (o)   Stock Dividends, Rights, Etc.                                9
          (p)   Routine Dealings                                             9
          (q)   Collections                                                  9
          (r)   Bank Accounts                                                9
          (s)   Dividends, Distributions and Redemptions                     9
          (t)   Proceeds from Shares Sold                                   10
          (u)   Proxies and Notices; Compliance with the Shareholders       10
                Communication Act of 1985
          (v)   Books and Records                                           10
          (w)   Opinion of Fund's Independent Certified Public              10
                Accountants
          (x)   Reports by Independent Certified Public Accountants         10
          (y)   Bills and Others Disbursements                              11

       5. Subcustodians                                                     11
          (a)   Domestic Subcustodians                                      11
          (b)   Foreign Subcustodians                                       11
          (c)   Interim Subcustodians                                       12
          (d)   Special Subcustodians                                       12
          (e)   Termination of a Subcustodian                               12
          (f)   Certification Regarding Foreign Subcustodians               12

       6. Standard of Care                                                  12
          (a)   General Standard of Care                                    12
          (b)   Actions Prohibited by Applicable Law, Events Beyond
                Custodian's Control, Armed Conflict, Sovereign Risk, etc.   12
          (c)   Liability for Past Records                                  13
          (d)   Advice of Counsel                                           13
          (e)   Advice of the Fund and Others                               13
          (f)   Instructions Appearing to be Genuine                        13
          (g)   Exceptions from Liability                                   13

       7. Liability of the Custodian for Actions of Others                  14
          (a)   Domestic Subcustodians                                      14
          (b)   Liability for Acts and Omissions of Foreign                 14
                Subcustodians
          (c)   Securities Systems, Interim Subcustodians, Special
                Subcustodians, Securities Depositories and Clearing         14
                Agencies
          (d)   Defaults or Insolvency's of Brokers, Banks, Etc.            14
          (e)   Reimbursement of Expenses                                   14

       8. Indemnification                                                   14
          (a)   Indemnification by Fund                                     14
          (b)   Indemnification by Custodian                                15

       9. Advances                                                          15

      10. Liens                                                             15

      11. Compensation                                                      16

      12. Powers of Attorney                                                16

      13. Termination and Assignment                                        16

      14. Additional Funds                                                  16

      15. Notices                                                           16

      16. Miscellaneous                                                     17

                                CUSTODY AGREEMENT

   This agreement made as of this 1st day of January, 1995, as amended September
24,  1998,  between UMB Bank,  n.a.,  a national  banking  association  with its principal  place of  business  located  in Kansas  City,  Missouri  (hereinafter
"Custodian"),  and each of the Funds  which have  executed  the  signature  page hereof,  together with such additional Funds which shall be made parties to this
Agreement by the execution of a separate signature page hereto (individually,  a
"Fund" and collectively, the "Funds").

   WITNESSETH:

   WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended; and

   WHEREAS,  each Fund  desires to appoint  Custodian as its  custodian  for the custody of Assets (as  hereinafter  defined) owned by such Fund which Assets are to be held in such accounts as such Fund may establish from time to time; and

   WHEREAS,  Custodian  is willing to accept such  appointment  on the terms and conditions hereof.

   NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto,  intending to be legally bound,  mutually  covenant and agree as follows:

1.  APPOINTMENT OF CUSTODIAN.

   Each Fund hereby  constitutes  and  appoints  the  Custodian  as custodian of
Assets  belonging  to each such Fund which have been or may be from time to time deposited with the Custodian.  Custodian accepts such appointment as a custodian and agrees to perform the duties and  responsibilities of Custodian as set forth herein on the conditions set forth herein.

2.  DEFINITIONS.

   For purposes of this  Agreement,  the following terms shall have the meanings so indicated:

   (a)  "Security" or  "Securities"  shall mean stocks,  bonds,  bills,  rights, script, warrants, interim certificates, registered investment company shares and all  negotiable or  nonnegotiable  paper  commonly known as Securities and other instruments or obligations.

   (b)  "Assets" shall mean  Securities,  monies and other  property held by the
Custodian for the benefit of a Fund.

   (c)(1)  "Instructions",  as used herein,  shall mean:  (i) a tested telex,  a
written  (including,   without  limitation,   facsimile  transmission)  request,
direction, instruction or certification signed or initialed by or on behalf of a
Fund by an Authorized Person; (ii) a telephonic or other oral communication from a person the Custodian  reasonably believes to be an Authorized Person; or (iii)
a communication  effected directly between an  electro-mechanical  or electronic device or system (including, without limitation, computers) on behalf of a Fund.
Instructions  in the  form of oral  communications  shall  be  confirmed  by the appropriate Fund by tested telex or in writing in the manner set forth in clause
(i) above, but the lack of such  confirmation  shall in no way affect any action taken by the  Custodian  in reliance  upon such oral  Instructions  prior to the
Custodian's receipt of such confirmation.  Each Fund authorizes the Custodian to record any and all  telephonic or other oral  Instructions  communicated  to the
Custodian.

   (c)(2)  "Special  Instructions",  as used  herein,  shall  mean  Instructions countersigned  or  confirmed  in  writing  by the  Treasurer  or  any  Assistant
Treasurer of a Fund or any other person designated by the Treasurer of such Fund in writing, which countersignature or confirmation shall be included on the same instrument  containing the  Instructions  or on a separate  instrument  relating thereto.

   (c)(3)  Instructions  and  Special  Instructions  shall be  delivered  to the
Custodian  at the address  and/or  telephone,  facsimile  transmission  or telex number agreed upon from time to time by the Custodian and each Fund.

   (c)(4) Where  appropriate,  Instructions  and Special  Instructions  shall be continuing instructions.

3.  DELIVERY OF CORPORATE DOCUMENTS.

   Each of the parties to this Agreement  represents that its execution does not
violate  any  of  the  provisions  of  its  respective   charter,   articles  of
incorporation,  articles of  association  or bylaws and all  required  corporate action to authorize the execution and delivery of this Agreement has been taken.

   Each Fund has  furnished  the Custodian  with copies,  properly  certified or authenticated,  with all  amendments or  supplements  thereto,  of the following documents:

   (a)  Certificate of Incorporation (or equivalent  document) of the Fund as in effect on the date hereof;

   (b)  By-Laws of the Fund as in effect on the date hereof;

   (c)  Resolutions  of the  Board  of  Directors  of the  Fund  appointing  the
Custodian and approving the form of this Agreement; and

   (d)  The Fund's current prospectus and statements of additional information.

   Each Fund shall  promptly  furnish the Custodian  with copies of any updates, amendments or supplements to the foregoing documents.

   In  addition,  each  Fund  has  delivered  or will  promptly  deliver  to the
Custodian, copies of the Resolution(s) of its Board of Directors or Trustees and
all  amendments or supplements  thereto,  properly  certified or  authenticated, designating  certain  officers  or  employees  of each  such  Fund who will have continuing  authority  to  certify  to the  Custodian:  (a) the  names,  titles, signatures and scope of authority of all persons authorized to give Instructions or any other notice, request, direction, instruction,  certificate or instrument on behalf of each  Fund,  and (b) the  names,  titles  and  signatures  of those persons  authorized to countersign or confirm Special  Instructions on behalf of
each  Fund  (in  both  cases   collectively,   the   "Authorized   Persons"  and
individually,  an "Authorized Person"). Such Resolutions and certificates may be accepted and relied upon by the  Custodian as  conclusive  evidence of the facts set forth  therein and shall be  considered to be in full force and effect until delivery  to  the  Custodian  of a  similar  Resolution  or  certificate  to the contrary.  Upon delivery of a certificate  which deletes or does not include the name(s) of a person previously authorized to give Instructions or to countersign or confirm Special  Instructions,  such persons shall no longer be considered an
Authorized  Person  authorized to give Instructions or to countersign or confirm
Special  Instructions.  Unless the  certificate  specifically  requires that the approval of anyone else will first have been  obtained,  the  Custodian  will be under no  obligation  to  inquire  into  the  right of the  person  giving  such
Instructions  or  Special  Instructions  to do  so.  Notwithstanding  any of the
foregoing,  no  Instructions or Special  Instructions  received by the Custodian from a Fund  will be deemed  to  authorize  or  permit  any  director,  trustee, officer,  employee,  or agent of such Fund to withdraw any of the Assets of such
Fund  upon the mere  receipt  of such  authorization,  Special  Instructions  or
Instructions from such director, trustee, officer, employee or agent.

4. POWERS AND DUTIES OF CUSTODIAN AND DOMESTIC SUBCUSTODIAN.

   Except for Assets  held by any  Subcustodian  appointed  pursuant to Sections
5(b),  (c), or (d) of this  Agreement,  the Custodian shall have and perform the powers and duties  hereinafter set forth in this Section 4. For purposes of this
Section 4 all  references  to powers  and duties of the  "Custodian"  shall also refer to any Domestic Subcustodian appointed pursuant to Section 5(a).

   (a)  SAFEKEEPING.

   The Custodian will keep safely the Assets of each Fund which are delivered to it from time to time. The Custodian shall not be responsible for any property of a Fund held or received by such Fund and not delivered to the Custodian.

   (b)  MANNER OF HOLDING SECURITIES.

        (1) The  Custodian  shall at all  times  hold  Securities  of each  Fund
either:  (i)  by  physical   possession  of  the  share  certificates  or  other
instruments  representing  such Securities in registered or bearer form; (ii) in book-entry form by a Securities  System (as  hereinafter  defined) in accordance with the  provisions  of  sub-paragraph  (3) below;  or (iii) with the  transfer agents for other  registered  investment  companies  (in the case of  registered investment  company shares owned by a Fund) in accordance with the provisions of sub-paragraph (4) below.

        (2) The Custodian may hold registrable  portfolio  Securities which have been delivered to it in physical  form, by  registering  the same in the name of the  appropriate  Fund or its  nominee,  or in the name of the  Custodian or its nominee, for whose actions such Fund and Custodian, respectively, shall be fully responsible.  Upon the receipt of  Instructions,  the Custodian  shall hold such
Securities in street certificate form, so called, with or without any indication of fiduciary capacity. However, unless it receives Instructions to the contrary, the  Custodian  will register all such  portfolio  Securities in the name of the
Custodian's  authorized nominee. All such Securities shall be held in an account of the Custodian  containing only assets of the appropriate  Fund or only assets held by the Custodian as a fiduciary, provided that the records of the Custodian shall indicate at all times the Fund or other customer for which such Securities are held in such accounts and the respective interests therein.

        (3) The Custodian may deposit and/or maintain domestic  Securities owned by a Fund in, and each Fund hereby  approves  use of: (a) The  Depository  Trust
Company;  (b) The Participants  Trust Company;  and (c) any book-entry system as provided in (i) Subpart O of Treasury  Circular  No. 300, 31 CFR  306.115,  (ii)
Subpart B of Treasury  Circular  Public Debt Series No. 27-76,  31 CFR 350.2, or
(iii) the book-entry  regulations of federal agencies  substantially in the form of 31 CFR 306.115. Upon the receipt of Special  Instructions,  the Custodian may deposit  and/or  maintain  domestic  Securities  owned  by a Fund  in any  other domestic clearing agency registered with the Securities and Exchange  Commission
("SEC")  under  Section 17A of the  Securities  Exchange  Act of 1934 (or as may
otherwise be  authorized  by the SEC to serve in the capacity of  depository  or clearing agent for the Securities or other assets of investment companies) which acts as a Securities  depository.  Each of the foregoing shall be referred to in this Agreement as a "Securities  System",  and all such Securities Systems shall be listed on the  attached  Appendix A. Use of a  Securities  System shall be in accordance with applicable  Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

             (i) The  Custodian may deposit the  Securities  directly or through one  or  more  agents  or  Subcustodians  which  are  also  qualified  to act as custodians for investment companies.

             (ii) The Custodian  shall deposit and/or maintain the Securities in a Securities System, provided that such Securities are represented in an account
("Account") of the Custodian in the Securities  System that includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

             (iii) The books and  records  of the  Custodian  shall at all times identify  those  Securities  belonging  to  any  one or  more  Funds  which  are maintained in a Securities System.

             (iv) The  Custodian  shall  pay for  Securities  purchased  for the account of a Fund only upon (a)  receipt of advice  from the  Securities  System that such  Securities  have been  transferred to the Account of the Custodian in accordance  with the rules of the  Securities  System,  and (b) the making of an entry on the records of the  Custodian  to reflect such payment and transfer for the account of such Fund. The Custodian  shall transfer  Securities sold for the account of a Fund only upon (a)  receipt of advice  from the  Securities  System that  payment for such  Securities  has been  transferred  to the Account of the
Custodian in accordance  with the rules of the  Securities  System,  and (b) the making of an entry on the records of the  Custodian to reflect such transfer and payment for the account of such Fund.  Copies of all advices from the Securities
System  relating to transfers of  Securities  for the account of a Fund shall be maintained for such Fund by the Custodian. The Custodian shall deliver to a Fund on the next  succeeding  business  day,  daily  transaction  reports  that shall include each day's transactions in the Securities System for the account of such
Fund.  Such  transaction  reports  shall be  delivered to such Fund or any agent designated by such Fund pursuant to  Instructions,  by computer or in such other manner as such Fund and Custodian may agree.

             (v)  The  Custodian  shall,  if  requested  by a Fund  pursuant  to
Instructions,  provide such Fund with reports  obtained by the  Custodian or any
Subcustodian with respect to a Securities System's  accounting system,  internal accounting control and procedures for safeguarding  Securities  deposited in the
Securities System.

             (vi) Upon  receipt of Special  Instructions,  the  Custodian  shall terminate  the use of any  Securities  System on behalf of a Fund as promptly as practicable and shall take all actions  reasonably  practicable to safeguard the
Securities of such Fund maintained with such Securities System.

        (4) The  Custodian  may  hold  shares  of  other  registered  investment companies  ("Underlying  Funds")  which are  owned by a Fund  with the  transfer agents for such Underlying Funds. In maintaining shares of Underlying Funds with such transfer agents, each Fund investing in such shares and the Custodian shall adhere to the following  procedures  designed to comply with the requirements of
Rule 17f-4 of the 1940 Act:

             (i) The Custodian may deposit the shares directly or through one or more agents or  Subcustodians  which are also qualified to act as custodians for investment companies.

             (ii) The  Custodian  shall  hold the  shares in  accounts  with the transfer agents of the Underlying  Funds,  provided such accounts are maintained by such transfer agents as segregated  accounts  containing only assets held for the Custodian as Custodian of a Fund.

             (iii) The books and  records  of the  Custodian  shall at all times identify those shares of Underlying  Funds  belonging to one or more Funds which are held by the transfer agents of such Underlying Funds.

             (iv)  The  Custodian  shall  provide  notice  to the  Funds  of all transfers  to or from the  account  of a Fund held at the  transfer  agent of an
Underlying Fund.

             (v) The Custodian shall, if reasonably requested by a Fund pursuant to Instructions, provide such Fund with reports obtained by the Custodian or any
Subcustodian with respect to the internal  accounting  control maintained by the transfer agent for an Underlying Fund.

   (c)  FREE DELIVERY OF ASSETS.

   Notwithstanding  any other provision of this Agreement and except as provided in Sections 3 and 4 hereof, the Custodian, upon receipt of Special Instructions, will undertake to make free delivery of Assets, provided such Assets are on hand and available,  in connection  with a Fund's  transactions  and to transfer such
Assets to such broker, dealer,  Subcustodian,  bank, agent, Securities System or otherwise as specified in such Special Instructions.

   (d)  EXCHANGE OF SECURITIES.

   Upon  receipt  of  Instructions,   the  Custodian  will  exchange   portfolio
Securities held by it for a Fund for other Securities or cash paid in connection with any reorganization,  recapitalization, merger, consolidation, or conversion of convertible  Securities,  and will deposit any such  Securities in accordance with the terms of any reorganization or protective plan.

   Without Instructions, the Custodian is authorized to exchange Securities held by it in  temporary  form  for  Securities  in  definitive  form,  to  surrender
Securities  for  transfer  into a name or nominee  name as  permitted in Section
4(b)(2),  to effect an exchange of shares in a stock split or when the par value of the stock is changed,  to sell any  fractional  shares,  and, upon  receiving payment therefor,  to surrender bonds or other Securities held by it at maturity or call.

   (e)  PURCHASES OF ASSETS.

        (1) SECURITIES PURCHASES. In accordance with Instructions, the Custodian shall, with respect to a purchase of Securities,  pay for such Securities out of monies  held for a Fund's  account  for which the  purchase  was made,  but only insofar as monies are  available  therein  for such  purpose,  and  receive  the portfolio  Securities  so purchased.  Unless the Custodian has received  Special
Instructions  to the  contrary,  such  payment will be made only upon receipt of
Securities by the Custodian,  a clearing  corporation  of a national  Securities exchange  of  which  the  Custodian  is a  member,  or a  Securities  System  in accordance with the provisions of Section 4(b)(3)  hereof.  Notwithstanding  the foregoing,  upon receipt of  Instructions:  (i) in connection  with a repurchase agreement,  the Custodian may release funds to a Securities  System prior to the receipt of advice from the Securities System that the Securities underlying such repurchase  agreement  have been  transferred  by  book-entry  into the  Account maintained  with such  Securities  System by the  Custodian,  provided  that the
Custodian's  instructions  to the Securities  System require that the Securities
System  may make  payment  of such  funds to the other  party to the  repurchase agreement  only upon  transfer by book-entry of the  Securities  underlying  the repurchase  agreement  into such Account;  (ii) in the case of Interest  Bearing
Deposits,  currency deposits, and other deposits, foreign exchange transactions, futures  contracts or options,  pursuant to Sections 4(g),  4(h), 4(l), and 4(m)
hereof,  the Custodian may make payment  therefor before receipt of an advice of transaction;  (iii)  in the  case of  Securities  as to  which  payment  for the
Security  and  receipt  of the  instrument  evidencing  the  Security  are under generally  accepted trade  practice or the terms of the instrument  representing the Security  expected to take place in different  locations or through separate parties,  such as commercial paper which is indexed to foreign currency exchange rates,  derivatives and similar  Securities,  the Custodian may make payment for such  Securities  prior to delivery  thereof in accordance  with such  generally accepted  trade  practice  or the  terms  of the  instrument  representing  such
Security;  and (iv) in the case of shares of Underlying  Funds  maintained  with transfer  agents for such  Underlying  Funds pursuant to Section 4(b)(4) hereof, payment for shares  purchased shall be in accordance with the procedures of such transfer agent.

        (2) OTHER ASSETS  PURCHASED.  Upon receipt of Instructions and except as otherwise  provided herein, the Custodian shall pay for and receive other Assets for the account of a Fund as provided in Instructions.

   (f)  SALES OF ASSETS.

        (1)  SECURITIES  SOLD. In accordance  with  Instructions,  the Custodian will,  with respect to a sale,  deliver or cause to be delivered the  Securities thus  designated  as  sold  to the  broker  or  other  person  specified  in the
Instructions  relating to such sale.  Unless the Custodian has received  Special
Instructions  to the contrary,  such delivery shall be made only upon receipt of payment  therefor  in the form of: (a) cash,  certified  check,  bank  cashier's check,  bank  credit,  or bank wire  transfer;  (b) credit to the account of the
Custodian with a clearing corporation of a national Securities exchange of which the Custodian is a member;  or (c) credit to the Account of the Custodian with a
Securities  System, in accordance with the provisions of Section 4(b)(3) hereof.
Notwithstanding  the  foregoing:  (i)  Securities  held in physical  form may be delivered and paid for in accordance with "street  delivery  custom" to a broker or its clearing agent,  against  delivery to the Custodian of a receipt for such
Securities,  provided that the Custodian  shall have taken  reasonable  steps to ensure prompt  collection  of the payment for, or return of, such  Securities by the broker or its clearing agent,  and provided further that the Custodian shall not be  responsible  for the selection of or the failure or inability to perform of such  broker or its  clearing  agent or for any  related  loss  arising  from delivery or custody of such Securities prior to receiving payment therefor;  and
(ii) in the case of shares of Underlying  Funds  maintained with transfer agents for such Underlying Funds pursuant to Section 4(b)(4) hereof, delivery of shares sold shall be in accordance with the procedures of such transfer agent.

        (2) OTHER  ASSETS  SOLD.  Upon  receipt  of  Instructions  and except as otherwise  provided herein,  the Custodian shall receive payment for and deliver other Assets for the account of a Fund as provided in Instructions.

   (g)  OPTIONS.

        (1) Upon receipt of  Instructions  relating to the purchase of an option or sale of a covered call option,  the Custodian  shall:  (a) receive and retain confirmations or other documents,  if any, evidencing the purchase or writing of the option by a Fund; (b) if the transaction involves the sale of a covered call option,  deposit and maintain in a  segregated  account the  Securities  (either physically or by book-entry in a Securities  System) subject to the covered call option written on behalf of such Fund; and (c) pay, release and/or transfer such
Securities,  cash or  other  Assets  in  accordance  with any  notices  or other communications  evidencing  the  expiration,  termination  or  exercise  of such options which are furnished to the Custodian by the Options Clearing Corporation
(the  "OCC"),  the  securities  or options  exchanges on which such options were traded,  or such other  organization  as may be  responsible  for handling  such option transactions.

        (2) Upon receipt of Instructions  relating to the sale of a naked option
(including stock index and commodity  options),  the Custodian,  the appropriate
Fund and the  broker-dealer  shall  enter into an  agreement  to comply with the rules of the OCC or of any registered  national  securities  exchange or similar organizations(s).  Pursuant to that agreement and such Fund's Instructions,  the
Custodian  shall: (a) receive and retain  confirmations  or other documents,  if any,  evidencing  the  writing of the  option;  (b)  deposit  and  maintain in a segregated  account,  Securities  (either  physically  or  by  book-entry  in  a
Securities  System),  cash and/or  other  Assets;  and (c) pay,  release  and/or transfer  such  Securities,  cash or other  Assets in  accordance  with any such
agreement  and  with  any  notices  or  other   communications   evidencing  the
expiration,  termination  or exercise of such option which are  furnished to the
Custodian by the OCC, the securities or options  exchanges on which such options were traded, or such other  organization as may be responsible for handling such option  transactions.  The  appropriate  Fund  and the  broker-dealer  shall  be responsible  for  determining  the  quality  and  quantity of assets held in any segregated account  established in compliance with applicable margin maintenance requirements and the performance of other terms of any option contract.

   (h)  FUTURES CONTRACTS.

   Upon receipt of Instructions, the Custodian shall enter into a futures margin
procedural   agreement  among  the  appropriate  Fund,  the  Custodian  and  the designated futures  commission  merchant (a "Procedural  Agreement").  Under the
Procedural Agreement the Custodian shall: (a) receive and retain  confirmations, if any,  evidencing the purchase or sale of a futures contract or an option on a futures contract by such Fund; (b) deposit and maintain in a segregated  account cash,  Securities  and/or other Assets  designated  as initial,  maintenance  or variation  "margin" deposits  intended to secure such Fund's  performance of its obligations  under any futures  contracts  purchased or sold,  or any options on futures contracts written by such Fund, in accordance with the provisions of any
Procedural  Agreement  designed to comply with the  provisions  of the Commodity
Futures  Trading  Commission  and/or any commodity  exchange or contract  market
(such as the Chicago Board of Trade), or any similar organization(s),  regarding such margin  deposits;  and (c) release Assets from and/or  transfer Assets into such margin accounts only in accordance with any such Procedural Agreements. The appropriate Fund and such futures  commission  merchant shall be responsible for determining the type and amount of Assets held in the segregated account or paid
to  the   broker-dealer  in  compliance  with  applicable   margin   maintenance
requirements  and the performance of any futures contract or option on a futures contract in accordance with its terms.

   (i)  SEGREGATED ACCOUNTS.

   Upon receipt of  Instructions,  the Custodian shall establish and maintain on its books a  segregated  account or accounts  for and on behalf of a Fund,  into which  account or accounts  may be  transferred  Assets of such Fund,  including
Securities  maintained  by the  Custodian  in a  Securities  System  pursuant to
Paragraph  (b)(3) of this Section 4 and shares  maintained by the Custodian with the transfer  agents for Underlying  Funds pursuant to Paragraph  (b)(4) of this
Section 4, said  account or accounts to be  maintained  (i) for the purposes set forth in Sections 4(g),  4(h) and 4(n) and (ii) for the purpose of compliance by such Fund with the procedures required by the SEC Investment Company Act Release
Number 10666 or any subsequent  release or releases  relating to the maintenance of segregated  accounts by registered  investment  companies,  or (iii) for such other purposes as may be set forth, from time to time, in Special  Instructions.
The Custodian  shall not be  responsible  for the  determination  of the type or amount  of  Assets  to be held in any  segregated  account  referred  to in this paragraph,  or for compliance by the Fund with required procedures noted in (ii)
above.

   (j)  DEPOSITARY RECEIPTS.

   Upon receipt of  Instructions,  the Custodian  shall surrender or cause to be surrendered  Securities to the depositary  used for such Securities by an issuer
of  American   Depositary   Receipts  or   International   Depositary   Receipts
(hereinafter  referred to, collectively,  as "ADRs"),  against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the  organization  surrendering the same that the depositary has acknowledged receipt of  instructions  to issue ADRs with respect to such  Securities  in the name of the Custodian or a nominee of the Custodian,  for delivery in accordance with such instructions.

   Upon receipt of  Instructions,  the Custodian  shall surrender or cause to be surrendered  ADRs to the  issuer  thereof,  against a written  receipt  therefor adequately  describing the ADRs surrendered and written evidence satisfactory to the  organization  surrendering  the  same  that  the  issuer  of the  ADRs  has acknowledged  receipt of  instructions  to cause its  depository  to deliver the
Securities underlying such ADRs in accordance with such instructions.

   (k)  CORPORATE ACTIONS, PUT BONDS, CALLED BONDS, ETC.

   Upon receipt of  Instructions,  the Custodian  shall:  (a) deliver  warrants, puts, calls,  rights or similar  Securities to the issuer or trustee thereof (or to the agent of such  issuer or  trustee)  for the  purpose of exercise or sale, provided that the new Securities,  cash or other Assets,  if any,  acquired as a result of such  actions are to be delivered  to the  Custodian;  and (b) deposit
Securities upon invitations for tenders thereof, provided that the consideration for such Securities is to be paid or delivered to the Custodian, or the tendered
Securities are to be returned to the Custodian.

   Notwithstanding  any  provision  of  this  Agreement  to  the  contrary,  the
Custodian  shall take all necessary  action,  unless  otherwise  directed to the contrary  in  Instructions,  to  comply  with  the  terms  of all  mandatory  or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership,  and shall notify the  appropriate  Fund of such action in writing by facsimile  transmission  or in such other manner as such Fund and  Custodian may agree in writing.

   The Fund agrees that if it gives an Instruction for the performance of an act on the last permissible date of a period established by any optional offer or on the last  permissible  date for the performance of such act, the Fund shall hold the Bank harmless from any adverse  consequences  in connection with acting upon or failing to act upon such Instructions.

   (l)  INTEREST BEARING DEPOSITS.

   Upon receipt of  Instructions  directing the  Custodian to purchase  interest bearing fixed term and call deposits (hereinafter referred to, collectively,  as
"Interest  Bearing  Deposits")  for the account of a Fund,  the Custodian  shall purchase such Interest Bearing Deposits in the name of such Fund with such banks or trust companies,  including the Custodian, any Subcustodian or any subsidiary
or   affiliate   of  the   Custodian   (hereinafter   referred  to  as  "Banking
Institutions"),  and in such  amounts  as  such  Fund  may  direct  pursuant  to
Instructions.  Such Interest Bearing Deposits may be denominated in U.S. dollars or  other  currencies,  as such  Fund  may  determine  and  direct  pursuant  to
Instructions.  The  responsibilities  of the  Custodian  to a Fund for  Interest
Bearing  Deposits  issued by the  Custodian  shall be that of a U.S.  bank for a similar  deposit.  With respect to Interest  Bearing  Deposits  other than those issued  by the  Custodian,  (a)  the  Custodian  shall  be  responsible  for the collection of income and the transmission of cash to and from such accounts; and
(b) the  Custodian  shall  have no duty with  respect  to the  selection  of the
Banking  Institution or for the failure of such Banking  Institution to pay upon demand.

   (m)  FOREIGN EXCHANGE TRANSACTIONS.

        (l) Each Fund may from time to time  appoint the  Custodian as its agent in the execution of currency  exchange  transactions.  The  Custodian  agrees to provide exchange rate and U.S. Dollar information, electronically or in writing, to the Funds prior to the value date of said foreign exchange  transaction.  The
Fund agrees to provide the Custodian with information  necessary to complete the foreign  exchange  transaction two business days prior to the value date of said transaction.

        (2) Upon receipt of  Instructions,  the Custodian  shall settle  foreign exchange  contracts or options to purchase and sell foreign  currencies for spot and  future  delivery  on  behalf  of and for the  account  of a Fund  with such currency  brokers or Banking  Institutions as such Fund may determine and direct pursuant to Instructions.  If, in its  Instructions,  a Fund does not direct the
Custodian to utilize a particular  currency broker or Banking  Institution,  the
Custodian is authorized to select such currency broker or Banking Institution as it deems appropriate to execute the Fund's foreign currency transaction.

        (3) Each Fund  accepts  full  responsibility  for its use of third party foreign exchange  brokers and for execution of said foreign  exchange  contracts and  understands  that the Fund shall be  responsible  for any and all costs and interest  charges  which may be  incurred as a result of the failure or delay of its third party broker to deliver foreign exchange.  The Custodian shall have no responsibility  or  liability  with  respect to the  selection  of the  currency brokers or Banking  Institutions  with which a Fund deals or the  performance of such brokers or Banking Institutions.

        (4)  Notwithstanding  anything to the contrary  contained  herein,  upon receipt of Instructions the Custodian may, in connection with a foreign exchange contract,  make free  outgoing  payments of cash in the form of U.S.  Dollars or foreign  currency  prior to receipt of  confirmation  of such  foreign  exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

        (5) The Custodian shall not be obligated to enter into foreign  exchange transactions  as principal.  However,  if the Custodian has made  available to a
Fund its services as a principal in foreign exchange transactions and subject to any separate  agreement between the parties relating to such  transactions,  the
Custodian shall enter into foreign exchange contracts or options to purchase and sell foreign  currencies  for spot and future  delivery on behalf of and for the account of the Fund, with the Custodian as principal.

   (n)  PLEDGES OR LOANS OF SECURITIES.

        (1) Upon receipt of Instructions from a Fund, the Custodian will release or cause to be released Securities held in custody to the pledgees designated in such  Instructions by way of pledge or hypothecation to secure loans incurred by such Fund with  various  lenders  including  but not limited to UMB Bank,  n.a.;
provided,  however,  that the Securities  shall be released only upon payment to the  Custodian  of the monies  borrowed,  except that in cases where  additional collateral is required to secure existing borrowings,  further Securities may be released or  delivered,  or caused to be released or delivered  for that purpose upon receipt of Instructions.  Upon receipt of Instructions,  the Custodian will pay,  but only  from  funds  available  for such  purpose,  any such  loan  upon re-delivery to it of the Securities  pledged or  hypothecated  therefor and upon surrender  of the note or notes  evidencing  such  loan.  In lieu of  delivering collateral to a pledgee,  the Custodian,  on the receipt of Instructions,  shall transfer the pledged  Securities to a segregated  account for the benefit of the pledgee.

        (2) Upon receipt of Special  Instructions,  and  execution of a separate
Securities  Lending  Agreement,  the Custodian will release  Securities  held in custody to the  borrower  designated  in such  Instructions  and may,  except as otherwise  provided  below,  deliver  such  Securities  prior to the  receipt of collateral,  if any,  for such  borrowing,  provided  that,  in case of loans of
Securities held by a Securities System that are secured by cash collateral,  the
Custodian's  instructions  to the  Securities  System  shall  require  that  the
Securities System deliver the Securities of the appropriate Fund to the borrower thereof only upon receipt of the  collateral for such  borrowing.  The Custodian shall have no responsibility or liability for any loss arising from the delivery of Securities  prior to the receipt of collateral.  Upon receipt of Instructions and the loaned  Securities,  the  Custodian  will release the  collateral to the borrower.

   (o)  STOCK DIVIDENDS, RIGHTS, ETC.

   The Custodian  shall  receive and collect all stock  dividends,  rights,  and other items of like nature and, upon receipt of  Instructions,  take action with respect to the same as directed in such Instructions.

   (p)  ROUTINE DEALINGS.

   The Custodian will, in general,  attend to all routine and mechanical matters in accordance  with industry  standards in connection  with the sale,  exchange, substitution,  purchase,  transfer,  or other dealings with  Securities or other property of each Fund except as may be otherwise  provided in this  Agreement or directed  from  time to time by  Instructions  from  any  particular  Fund.  The
Custodian  may also  make  payments  to itself or  others  from the  Assets  for disbursements and out-of-pocket  expenses  incidental to handling  Securities or other similar items relating to its duties under this  Agreement,  provided that all such payments shall be accounted for to the appropriate Fund.

   (q)  COLLECTIONS.

   The  Custodian  shall (a)  collect  amounts due and payable to each Fund with respect to portfolio  Securities  and other Assets;  (b) promptly  credit to the account  of each  Fund all  income  and other  payments  relating  to  portfolio
Securities  and other Assets held by the Custodian  hereunder  upon  Custodian's receipt of such  income or  payments  or as  otherwise  agreed in writing by the
Custodian  and any  particular  Fund;  (c)  promptly  endorse  and  deliver  any instruments  required  to  effect  such  collection;  and (d)  promptly  execute ownership and other  certificates and affidavits for all federal,  state,  local and foreign tax purposes in connection  with receipt of income or other payments with respect to portfolio Securities and other Assets, or in connection with the transfer  of such  Securities  or other  Assets;  provided,  however,  that with respect to portfolio Securities registered in so-called street name, or physical
Securities  with  variable  interest  rates,  the  Custodian  shall use its best efforts to collect amounts due and payable to any such Fund. The Custodian shall notify a Fund in writing by  facsimile  transmission  or in such other manner as such Fund and Custodian may agree in writing if any amount  payable with respect to portfolio  Securities or other Assets is not received by the  Custodian  when due. The Custodian  shall not be  responsible  for the collection of amounts due and payable  with respect to  portfolio  Securities  or other Assets that are in default.

   (r)  BANK ACCOUNTS.

   Upon  Instructions,  the  Custodian  shall open and operate a bank account or accounts on the books of the Custodian; provided that such bank account(s) shall be in the name of the Custodian or a nominee thereof,  for the account of one or more Funds,  and shall be subject only to draft or order of the  Custodian.  The responsibilities  of the  Custodian  to any one or more such Funds for  deposits accepted on the  Custodian's  books  shall be that of a U.S.  bank for a similar deposit.

   (s)  DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS.

   To enable each Fund to pay dividends or other  distributions  to shareholders of each  such  Fund and to make  payment  to  shareholders  who  have  requested repurchase or redemption  of their shares of each such Fund  (collectively,  the
"Shares"),  the Custodian shall release cash or Securities insofar as available.
In the case of cash,  the  Custodian  shall,  upon the receipt of  Instructions, transfer  such  funds by check or wire  transfer  to any  account at any bank or trust company designated by each such Fund in such Instructions.  In the case of
Securities, the Custodian shall, upon the receipt of Special Instructions,  make such  transfer  to any  entity or account  designated  by each such Fund in such
Special Instructions.

   (t)  PROCEEDS FROM SHARES SOLD.

   The Custodian  shall receive funds  representing  cash payments  received for shares  issued or sold from time to time by each  Fund,  and shall  credit  such funds to the account of the  appropriate  Fund.  The Custodian  shall notify the appropriate Fund of Custodian's  receipt of cash in payment for shares issued by such Fund by facsimile transmission or in such other manner as such Fund and the
Custodian shall agree.  Upon receipt of  Instructions,  the Custodian shall: (a)
deliver all federal funds received by the Custodian in payment for shares as may be set  forth  in  such  Instructions  and at a time  agreed  upon  between  the
Custodian and such Fund;  and (b) make federal  funds  available to a Fund as of specified times agreed upon from time to time by such Fund and the Custodian, in the amount of checks  received in payment for shares which are  deposited to the accounts of such Fund.

   (u)  PROXIES AND NOTICES; COMPLIANCE WITH THE SHAREHOLDERS  COMMUNICATION ACT
OF 1985.

   The Custodian shall deliver or cause to be delivered to the appropriate  Fund all  forms of  proxies,  all  notices  of  meetings,  and any other  notices  or announcements  affecting or relating to  Securities  owned by such Fund that are received by the Custodian,  any Subcustodian,  or any nominee of either of them, and, upon receipt of Instructions,  the Custodian shall execute and deliver,  or cause such Subcustodian or nominee to execute and deliver, such proxies or other authorizations as may be required.  Except as directed pursuant to Instructions, neither the Custodian nor any  Subcustodian  or nominee shall vote upon any such
Securities,  or execute any proxy to vote  thereon,  or give any consent or take any other action with respect thereto.

   The  Custodian  will not release the  identity of any Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific  purpose of direct  communications  between such issuer and any such Fund unless a particular Fund directs the Custodian otherwise in writing.

   (v)  BOOKS AND RECORDS.

   The Custodian  shall maintain such records  relating to its activities  under this  Agreement  as are  required  to be  maintained  by Rule  31a-1  under  the
Investment  Company  Act of 1940 ("the 1940 Act") and to  preserve  them for the periods prescribed in Rule 31a-2 under the 1940 Act. These records shall be open for  inspection  by duly  authorized  officers,  employees or agents  (including independent  public  accountants) of the appropriate Fund during normal business hours of the Custodian.

   The Custodian shall provide accountings relating to its activities under this
Agreement as shall be agreed upon by each Fund and the Custodian.

   (w)  OPINION OF FUND'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

   The Custodian  shall take all  reasonable  action as each Fund may request to obtain from year to year  favorable  opinions from each such Fund's  independent
certified  public  accountants  with  respect  to  the  Custodian's   activities
hereunder and in connection  with the  preparation of each such Fund's  periodic reports to the SEC and with respect to any other requirements of the SEC.

   (x)  REPORTS BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

   At the request of a Fund, the Custodian  shall deliver to such Fund a written report prepared by the Custodian's independent certified public accountants with respect  to  the  services  provided  by the  Custodian  under  this  Agreement, including,  without  limitation,  the Custodian's  accounting  system,  internal accounting  control and procedures for safeguarding  cash,  Securities and other
Assets,  including cash, Securities and other Assets deposited and/or maintained in a Securities  System,  with a transfer agent for an Underlying Fund or with a
Subcustodian.  Such report shall be of sufficient scope and in sufficient detail as may  reasonably be required by such Fund and as may reasonably be obtained by the Custodian.

   (y)  BILLS AND OTHER DISBURSEMENTS.

   Upon receipt of  Instructions,  the Custodian shall pay, or cause to be paid, all bills, statements, or other obligations of a Fund.

5.  SUBCUSTODIANS.

   From  time to time,  in  accordance  with  the  relevant  provisions  of this
Agreement, the Custodian may appoint one or more Domestic Subcustodians, Foreign
Subcustodians,  Special  Subcustodians,  or Interim  Subcustodians  (as each are hereinafter  defined)  to act on behalf  of any one or more  Funds.  A  Domestic
Subcustodian,  in accordance  with the  provisions of this  Agreement,  may also appoint a Foreign Subcustodian, Special Subcustodian, or Interim Subcustodian to
act on behalf of any one or more  Funds.  For  purposes of this  Agreement,  all
Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians and Interim
Subcustodians shall be referred to collectively as "Subcustodians".

   (a)  DOMESTIC SUBCUSTODIANS.

   The  Custodian  may,  at any time and from time to time,  appoint any bank as defined in Section 2(a)(5) of the 1940 Act or any trust company or other entity, any of which meet the  requirements  of a custodian  under  Section 17(f) of the
1940 Act and the rules and regulations  thereunder,  to act for the Custodian on behalf of any one or more Funds as a subcustodian for purposes of holding Assets of such  Fund(s) and  performing  other  functions of the  Custodian  within the
United  States (a "Domestic  Subcustodian").  Each Fund shall approve in writing the  appointment  of the proposed  Domestic  Subcustodian;  and the  Custodian's appointment  of any such Domestic  Subcustodian  shall not be effective  without such prior written  approval of the Fund(s).  Each such duly  approved  Domestic
Subcustodian  shall be  listed  on  Appendix  A  attached  hereto,  as it may be amended, from time to time.

   (b)  FOREIGN SUBCUSTODIANS.

   The Custodian may at any time appoint,  or cause a Domestic  Subcustodian  to appoint,  any bank, trust company or other entity meeting the requirements of an
"eligible  foreign  custodian" under Section 17(f) of the 1940 Act and the rules and regulations thereunder to act for the Custodian on behalf of any one or more
Funds  as a  subcustodian  or  sub-subcustodian  (if  appointed  by  a  Domestic
Subcustodian) for purposes of holding Assets of the Fund(s) and performing other functions of the Custodian in countries  other than the United States of America
(hereinafter referred to as a "Foreign  Subcustodian" in the context of either a subcustodian  or a  sub-subcustodian);  provided that the  Custodian  shall have obtained  written  confirmation  from each Fund of the  approval of the Board of
Directors  or other  governing  body of each such Fund  (which  approval  may be withheld in the sole  discretion  of such Board of Directors or other  governing body or  entity)  with  respect  to (i) the  identity  of any  proposed  Foreign
Subcustodian  (including branch  designation),  (ii) the country or countries in which,  and  the  securities  depositories  or  clearing  agencies  (hereinafter
"Securities  Depositories  and Clearing  Agencies"),  if any, through which, the
Custodian or any proposed Foreign  Subcustodian is authorized to hold Securities and  other  Assets  of each  such  Fund,  and  (iii)  the form and  terms of the
subcustodian   agreement  to  be  entered  into  with  such   proposed   Foreign
Subcustodian.  Each such duly approved  Foreign  Subcustodian  and the countries where and the Securities  Depositories and Clearing  Agencies through which they may hold  Securities and other Assets of the Fund(s) shall be listed on Appendix
A attached hereto,  as it may be amended,  from time to time. Each Fund shall be responsible  for informing the Custodian  sufficiently  in advance of a proposed investment which is to be held in a country in which no Foreign  Subcustodian is authorized  to act,  in  order  that  there  shall  be  sufficient  time for the
Custodian, or any Domestic Subcustodian,  to effect the appropriate arrangements with a proposed Foreign  Subcustodian,  including obtaining approval as provided in this  Section  5(b).  In  connection  with  the  appointment  of any  Foreign
Subcustodian,  the Custodian shall, or shall cause the Domestic Subcustodian to, enter into a subcustodian  agreement with the Foreign  Subcustodian  in form and substance  approved by each such Fund.  The  Custodian  shall not consent to the amendment  of, and shall cause any Domestic  Subcustodian  not to consent to the amendment  of, any  agreement  entered into with a Foreign  Subcustodian,  which materially  affects any Fund's  rights under such  agreement,  except upon prior written approval of such Fund pursuant to Special Instructions.

   (c)  INTERIM SUBCUSTODIANS.

   Notwithstanding  the  foregoing,  in the event that a Fund shall invest in an
Asset to be held in a country in which no Foreign  Subcustodian is authorized to act, the Custodian  shall notify such Fund in writing by facsimile  transmission or in such other manner as such Fund and the Custodian shall agree in writing of the unavailability of an approved Foreign Subcustodian in such country; and upon the receipt of Special  Instructions  from such Fund,  the Custodian  shall,  or shall cause its Domestic Subcustodian to, appoint or approve an entity (referred to herein as an "Interim Subcustodian")  designated in such Special Instructions to hold such Security or other Asset.

   (d)  SPECIAL SUBCUSTODIANS.

   Upon receipt of Special  Instructions,  the Custodian  shall,  on behalf of a
Fund, appoint one or more banks, trust companies or other entities designated in such Special  Instructions  to act for the Custodian on behalf of such Fund as a subcustodian for purposes of: (i) effecting third-party repurchase  transactions with  banks,  brokers,  dealers or other  entities  through  the use of a common custodian  or  subcustodian;  (ii)  providing  depository  and  clearing  agency services  with respect to certain  variable rate demand note  Securities,  (iii)
providing  depository  and  clearing  agency  services  with  respect  to dollar denominated Securities,  and (iv) effecting any other transactions designated by such  Fund in such  Special  Instructions.  Each  such  designated  subcustodian
(hereinafter  referred  to as a  "Special  Subcustodian")  shall  be  listed  on
Appendix  A  attached  hereto,  as it may be  amended  from  time  to  time.  In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian  agreement with the Special  Subcustodian  in form and substance  approved  by  the  appropriate  Fund  in  Special  Instructions.  The
Custodian shall not amend any subcustodian agreement entered into with a Special
Subcustodian,  or waive any  rights  under  such  agreement,  except  upon prior approval pursuant to Special Instructions.

   (e)  TERMINATION OF A SUBCUSTODIAN.

   The Custodian may, at any time in its  discretion  upon  notification  to the appropriate  Fund(s),  terminate any  Subcustodian of such Fund(s) in accordance with the termination provisions under the applicable subcustodian agreement, and upon the receipt of Special  Instructions,  the  Custodian  will  terminate  any
Subcustodian in accordance with the termination  provisions under the applicable subcustodian agreement.

   (f)  CERTIFICATION REGARDING FOREIGN SUBCUSTODIANS.

   Upon  request  of a  Fund,  the  Custodian  shall  deliver  to  such  Fund  a certificate  stating:  (i) the identity of each Foreign Subcustodian then acting on behalf  of the  Custodian;  (ii) the  countries  in which and the  Securities
Depositories and Clearing Agencies through which each such Foreign  Subcustodian is then holding cash,  Securities  and other Assets of such Fund; and (iii) such other  information as may be requested by such Fund, and as the Custodian  shall be reasonably able to obtain, to evidence  compliance with rules and regulations under the 1940 Act.

6.  STANDARD OF CARE.

   (a)  GENERAL STANDARD OF CARE.

   The  Custodian  shall  be  liable  to a Fund  for  all  losses,  damages  and reasonable  costs and expenses  suffered or incurred by such Fund resulting from the negligence or willful misfeasance of the Custodian; provided, however, in no event shall the  Custodian  be liable for  special,  indirect  or  consequential damages arising under or in connection with this Agreement.

   (b)  ACTIONS PROHIBITED BY APPLICABLE LAW, EVENTS BEYOND CUSTODIAN'S CONTROL,
SOVEREIGN RISK, ETC.

   In no event shall the Custodian or any Domestic  Subcustodian incur liability hereunder (i) if the Custodian or any Subcustodian or Securities  System, or any
subcustodian,  transfer  agent,  Securities  System,  Securities  Depository  or
Clearing  Agency  utilized by the  Custodian  or any such  Subcustodian,  or any nominee of the  Custodian  or any  Subcustodian  (individually,  a "Person")  is prevented, forbidden or delayed from performing, or omits to perform, any act or thing  which  this  Agreement  provides  shall be  performed  or  omitted  to be performed,  by reason  of:  (a) any  provision  of any  present or future law or regulation or order of the United States of America, or any state thereof, or of any  foreign  country,  or  political  subdivision  thereof  or of any  court of competent  jurisdiction (and neither the Custodian nor any other Person shall be obligated  to take any action  contrary  thereto);  or (b) any event  beyond the control of the Custodian or other Person such as armed conflict, riots, strikes, lockouts, labor disputes, equipment or transmission failures, natural disasters, or failure of the mails, transportation, communications or power supply; or (ii)
for any  loss,  damage,  cost or  expense  resulting  from  "Sovereign  Risk." A
"Sovereign   Risk"   shall   mean   nationalization,   expropriation,   currency
devaluation,  revaluation or fluctuation,  confiscation,  seizure, cancellation, destruction  or similar  action by any  governmental  authority,  de facto or de jure;  or  enactment,  promulgation,  imposition  or  enforcement  by  any  such governmental  authority  of currency  restrictions,  exchange  controls,  taxes, levies or other charges  affecting a Fund's Assets;  or acts of armed  conflict, terrorism,  insurrection  or  revolution;  or any other act or event  beyond the
Custodian's or such other Person's control.

   (c)  LIABILITY FOR PAST RECORDS.

   Neither the Custodian nor any Domestic  Subcustodian shall have any liability in respect of any loss,  damage or expense  suffered by a Fund,  insofar as such loss,  damage or expense  arises from the  performance  of the  Custodian or any
Domestic  Subcustodian  in reliance upon records that were  maintained  for such
Fund by entities other than the Custodian or any Domestic  Subcustodian prior to the Custodian's employment hereunder.

   (d)  ADVICE OF COUNSEL.

   The Custodian and all Domestic Subcustodians shall be entitled to receive and act upon advice of counsel of its own choosing on all matters. The Custodian and all Domestic  Subcustodians  shall be without liability for any actions taken or omitted in good faith pursuant to the advice of counsel.

   (e)  ADVICE OF THE FUND AND OTHERS.

   The Custodian and any Domestic  Subcustodian  may rely upon the advice of any
Fund and upon statements of such Fund's  accountants and other persons  believed by it in good faith to be expert in matters upon which they are  consulted,  and neither the  Custodian  nor any  Domestic  Subcustodian  shall be liable for any actions taken or omitted, in good faith, pursuant to such advice or statements.

   (f)  INSTRUCTIONS APPEARING TO BE GENUINE.

   The Custodian  and all Domestic  Subcustodians  shall be fully  protected and indemnified in acting as a custodian hereunder upon any Resolutions of the Board of Directors or Trustees,  Instructions,  Special Instructions,  advice, notice, request, consent, certificate, instrument or paper appearing to it to be genuine and to have been  properly  executed and shall,  unless  otherwise  specifically provided  herein,  be  entitled  to receive as  conclusive  proof of any fact or matter required to be ascertained  from any Fund hereunder a certificate  signed by any  officer  of such Fund  authorized  to  countersign  or  confirm  Special
Instructions.

   (g)  EXCEPTIONS FROM LIABILITY.

   Without limiting the generality of any other provisions  hereof,  neither the
Custodian nor any Domestic Subcustodian shall be under any duty or obligation to inquire into, nor be liable for:

        (i) the validity of the issue of any Securities  purchased by or for any
Fund, the legality of the purchase thereof or evidence of ownership  required to be received by any such Fund,  or the  propriety  of the decision to purchase or amount paid therefor;

        (ii) the legality of the sale of any  Securities  by or for any Fund, or the propriety of the amount for which the same were sold; or

        (iii) any other expenditures,  encumbrances of Securities, borrowings or similar actions with respect to any Fund's Assets;

and may,  until  notified to the  contrary,  presume  that all  Instructions  or
Special  Instructions  received  by it are  not in  conflict  with or in any way contrary to any provisions of any such Fund's Declaration of Trust,  Partnership
Agreement,  Articles of  Incorporation or By-Laws or votes or proceedings of the shareholders,  trustees,  partners or  directors  of any such Fund,  or any such
Fund's currently effective Registration Statement on file with the SEC.

7. LIABILITY OF THE CUSTODIAN FOR ACTIONS OF OTHERS.

   (a)  DOMESTIC SUBCUSTODIANS

   The  Custodian  shall be liable  for the acts or  omissions  of any  Domestic
Subcustodian  to the same extent as if such actions or omissions  were performed by the Custodian itself.

   (b)  LIABILITY FOR ACTS AND OMISSIONS OF FOREIGN SUBCUSTODIANS.

   The  Custodian  shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the  Custodian or a Domestic  Subcustodian  and such Foreign  Subcustodian,  the
Foreign  Subcustodian  has failed to perform in accordance  with the standard of conduct imposed under such subcustodian  agreement and the Custodian or Domestic
Subcustodian  recovers  from  the  Foreign  Subcustodian  under  the  applicable subcustodian agreement.

   (c)  SECURITIES  SYSTEMS,  TRANSFER  AGENTS  FOR  UNDERLYING  FUNDS,  INTERIM
SUBCUSTODIANS,  SPECIAL  SUBCUSTODIANS,  SECURITIES  DEPOSITORIES  AND  CLEARING
AGENCIES.

   The Custodian shall not be liable to any Fund for any loss, damage or expense suffered or incurred by such Fund resulting from or occasioned by the actions or omissions of a Securities System, transfer agent for an Underlying Fund, Interim
Subcustodian, Special Subcustodian, or Securities Depository and Clearing Agency
unless  such  loss,  damage or  expense  is  caused  by, or  results  from,  the negligence or willful misfeasance of the Custodian.

   (d)  DEFAULTS OR INSOLVENCY'S OF BROKERS, BANKS, ETC.

   The Custodian shall not be liable for any loss, damage or expense suffered or incurred by any Fund  resulting  from or occasioned  by the actions,  omissions, neglects, defaults or insolvency of any broker, bank, trust company or any other person with whom the Custodian may deal (other than any of such entities  acting as a  Subcustodian,  Securities  System or  Securities  Depository  and Clearing
Agency, for whose actions the liability of the Custodian is set out elsewhere in this  Agreement)  unless  such loss,  damage or expense is caused by, or results from, the negligence or willful misfeasance of the Custodian.

   (e)  REIMBURSEMENT OF EXPENSES.

   Each Fund agrees to reimburse the Custodian  for all  out-of-pocket  expenses incurred by the  Custodian in  connection  with this  Agreement,  but  excluding salaries and usual overhead expenses.

8.  INDEMNIFICATION.

   (a)  INDEMNIFICATION BY FUND.

   Subject to the limitations  set forth in this Agreement,  each Fund agrees to indemnify  and hold  harmless the  Custodian  and its nominees  from all losses, damages and expenses  (including  attorneys'  fees)  suffered or incurred by the
Custodian  or its  nominee  caused  by or  arising  from  actions  taken  by the
Custodian,  its  employees  or  agents  in the  performance  of its  duties  and
obligations   under  this  Agreement,   including,   but  not  limited  to,  any
indemnification  obligations  undertaken  by the  Custodian  under any  relevant subcustodian agreement;  provided,  however, that such indemnity shall not apply to the extent the Custodian is liable under Sections 6 or 7 hereof.

   If any Fund  requires  the  Custodian  to take any  action  with  respect  to
Securities,  which  action  involves  the  payment of money or which may, in the opinion of the  Custodian,  result in the  Custodian or its nominee  assigned to such Fund being liable for the payment of money or  incurring  liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action,  shall  provide  indemnity  to  the  Custodian  in an  amount  and  form satisfactory to it.

   (b)  INDEMNIFICATION BY CUSTODIAN.

   Subject to the limitations set forth in this Agreement and in addition to the obligations  provided in Sections 6 and 7, the Custodian agrees to indemnify and hold  harmless  each Fund from all  losses,  damages  and  expenses  suffered or incurred by each such Fund caused by the  negligence or willful  misfeasance  of the Custodian.

9.  ADVANCES.

   In  the  event  that,   pursuant  to  Instructions,   the  Custodian  or  any
Subcustodian,  Securities  System,  transfer  agent for an  Underlying  Fund, or
Securities  Depository or Clearing  Agency acting either  directly or indirectly under agreement with the Custodian (each of which for purposes of this Section 9 shall be referred to as "Custodian"),  makes any payment or transfer of funds on behalf of any Fund as to which  there  would be, at the close of business on the date of such payment or transfer,  insufficient  funds held by the  Custodian on behalf of any such Fund, the Custodian may, in its  discretion  without  further
Instructions,  provide  an  advance  ("Advance")  to any such  Fund in an amount sufficient to allow the  completion of the  transaction  by reason of which such payment  or  transfer  of funds is to be made.  In  addition,  in the  event the
Custodian is directed by  Instructions  to make any payment or transfer of funds on behalf of any Fund as to which it is  subsequently  determined that such Fund has overdrawn its cash account with the Custodian as of the close of business on the date of such  payment  or  transfer,  said  overdraft  shall  constitute  an
Advance. Any Advance shall be payable by the Fund on behalf of which the Advance was made on demand by Custodian,  unless  otherwise  agreed by such Fund and the
Custodian, and shall accrue interest from the date of the Advance to the date of payment by such Fund to the Custodian at a rate agreed upon in writing from time to time by the Custodian and such Fund. It is understood that any transaction in respect of which the  Custodian  shall have made an Advance,  including  but not limited to a foreign  exchange  contract or  transaction in respect of which the
Custodian is not acting as a principal, is for the account of and at the risk of the Fund on behalf of which the  Advance  was made,  and not,  by reason of such
Advance,  deemed to be a  transaction  undertaken  by the  Custodian for its own account and risk.  The Custodian and each of the Funds which are parties to this
Agreement acknowledge that the purpose of Advances is to finance temporarily the purchase  or sale of  Securities  for prompt  delivery  in  accordance  with the settlement  terms  of  such  transactions  or to  meet  emergency  expenses  not reasonably  foreseeable  by a Fund.  The  Custodian  shall  promptly  notify the appropriate Fund of any Advance.  Such  notification  shall be sent by facsimile transmission or in such other manner as such Fund and the Custodian may agree.

10.  LIENS.

   The Bank shall have a lien on the  Property in the Custody  Account to secure payment of fees and expenses for the services rendered under this Agreement.  If the Bank advances cash or securities to the Fund for any purpose or in the event that the Bank or its  nominee  shall incur or be  assessed  any taxes,  charges, expenses,  assessments, claims or liabilities in connection with the performance of its duties  hereunder,  except  such as may arise  from its or its  nominee's negligent action,  negligent failure to act or willful misconduct,  any Property at any time held for the Custody Account shall be security therefor and the Fund hereby grants a security  interest  therein to the Bank. The Fund shall promptly reimburse the Bank for any such advance of cash or securities or any such taxes, charges, expenses,  assessments, claims or liabilities upon request for payment, but should the Fund fail to so reimburse the Bank, the Bank shall be entitled to dispose of such Property to the extent  necessary to obtain  reimbursement.  The
Bank shall be entitled to debit any account of the Fund with the Bank including, without limitation, the Custody Account, in connection with any such advance and any interest on such advance as the Bank deems reasonable.

11.  COMPENSATION.

   Each  Fund will pay to the  Custodian  such  compensation  as is agreed to in
writing  by  the  Custodian  and  each  such  Fund  from  time  to  time.   Such
compensation,  together  with all  amounts  for  which  the  Custodian  is to be reimbursed  in accordance  with Section 7(e),  shall be billed to each such Fund and paid in cash to the Custodian.

12.  POWERS OF ATTORNEY.

   Upon request,  each Fund shall deliver to the Custodian such proxies,  powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective  obligations  under this  Agreement  or any  applicable  subcustodian agreement.

13.  TERMINATION AND ASSIGNMENT.

   Any Fund or the Custodian may terminate  this Agreement by notice in writing, delivered or mailed,  postage prepaid (certified mail, return receipt requested)
to the other not less than 90 days prior to the date upon which such termination shall take effect.  Upon  termination of this Agreement,  the  appropriate  Fund shall pay to the Custodian  such fees as may be due the  Custodian  hereunder as well as its  reimbursable  disbursements,  costs and expenses  paid or incurred.
Upon  termination  of  this  Agreement,  the  Custodian  shall  deliver,  at the terminating party's expense,  all Assets held by it hereunder to the appropriate
Fund or as otherwise designated by such Fund by Special Instructions.  Upon such delivery,  the Custodian shall have no further  obligations or liabilities under this Agreement except as to the final resolution of matters relating to activity occurring prior to the effective date of termination.

   This  Agreement  may not be assigned by the Custodian or any Fund without the respective consent of the other, duly authorized by a resolution by its Board of
Directors or Trustees.

14.  ADDITIONAL FUNDS.

   An additional  Fund or Funds may become a party to this  Agreement  after the date hereof by an  instrument  in writing to such effect  signed by such Fund or
Funds and the  Custodian.  If this  Agreement is terminated as to one or more of the Funds  (but less than all of the  Funds) or if an  additional  Fund or Funds shall become a party to this  Agreement,  there shall be delivered to each party an Appendix B or an amended  Appendix B, signed by each of the additional  Funds
(if any) and each of the remaining  Funds as well as the Custodian,  deleting or adding such Fund or Funds, as the case may be. The termination of this Agreement as to less  than all of the  Funds  shall  not  affect  the  obligations  of the
Custodian and the remaining  Funds  hereunder as set forth on the signature page hereto and in Appendix B as revised from time to time.

15.  NOTICES.

   As to each Fund, notices, requests, instructions and other writings delivered to The  Security  Benefit  Group of  Companies,  700  Harrison,  Topeka,  Kansas
66636-0001, postage prepaid, or to such other address as any particular Fund may have  designated  to the  Custodian  in  writing,  shall be  deemed to have been properly delivered or given to a Fund.

   Notices,   requests,   instructions  and  other  writings  delivered  to  the
Securities Administration department of the Custodian at its office at 928 Grand
Blvd., 10th Floor, Attn: Debbie Cadwell,  Kansas City, Missouri 64106, or mailed postage prepaid, to the Custodian's Securities Administration  department,  Post
Office Box 226, Attn:  Debbie Cadwell,  Kansas City,  Missouri 64141, or to such other  addresses as the Custodian  may have  designated to each Fund in writing, shall be  deemed  to have  been  properly  delivered  or given to the  Custodian hereunder;  provided,  however, that procedures for the delivery of Instructions and Special Instructions shall be governed by Section 2(c) hereof.

16.  MISCELLANEOUS.

   (a) This  Agreement  is executed  and  delivered in the State of Missouri and shall be governed by the laws of such state.

   (b) All of the terms and provisions of this Agreement  shall be binding upon, and inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto.

   (c) No provisions of this  Agreement may be amended,  modified or waived,  in any  manner  except  in  writing,  properly  executed  by both  parties  hereto;
provided,  however,  Appendix  A may be  amended  from time to time as  Domestic
Subcustodians,  Foreign  Subcustodians,  Special  Subcustodians,  and Securities
Depositories and Clearing  Agencies are approved or terminated  according to the terms of this Agreement.

   (d) The captions in this Agreement are included for  convenience of reference only, and in no way define or delimit any of the provisions  hereof or otherwise affect their construction or effect.

   (e) This Agreement shall be effective as of the date of execution hereof.

   (f)  This   Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts,  each of  which  will be  deemed  an  original,  but all of  which together will constitute one and the same instrument.

   (g) The  following  terms  are  defined  terms  within  the  meaning  of this
Agreement,  and the definitions  thereof are found in the following  sections of the Agreement:

     Term                              Section
     ----                              -------
     Account                           4(b)(3)(ii)
     ADR'S                             4(j)
     Advance                           9
     Assets                            2(b)
     Authorized Person                 3
     Banking Institution               4(1)
     Domestic Subcustodian             5(a)
     Foreign Subcustodian              5(b)
     Instruction                       2(c)(1)
     Interim Subcustodian              5(c)
     Interest Bearing Deposit          4(1)
     Liens                             10
     OCC                               4(g)(1)
     Person                            6(b)
     Procedural Agreement              4(h)
     SEC                               4(b)(3)
     Securities                        2(a)
     Securities Depositories and       5(b)
     Clearing Agencies
     Securities System                 4(b)(3)
     Shares                            4(s)
     Sovereign Risk                    6(b)
     Special Instruction               2(c)(2)
     Special Subcustodian              5(d)
     Subcustodian                      5
     1940 Act                          4(v)
     Underlying Funds                  4(b)(4)

   (h) If any part,  term or provision of this  Agreement is held to be illegal, in  conflict  with  any law or  otherwise  invalid  by any  court  of  competent jurisdiction,  the remaining  portion or portions shall be considered  severable and shall not be affected,  and the rights and  obligations of the parties shall be construed and enforced as if this  Agreement  did not contain the  particular part, term or provision held to be illegal or invalid.

   (i) This Agreement  constitutes the entire understanding and agreement of the parties  hereto  with  respect to the subject  matter  hereof,  and  accordingly supersedes,  as of the effective date of this Agreement, any custodian agreement heretofore in effect between the Fund and the Custodian.

   IN WITNESS WHEREOF,  the parties hereto have caused this Custody Agreement to be executed by their respective duly authorized officers.

                                          SECURITY ULTRA FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY EQUITY FUND
                                          -  Equity Series
                                          -  Social Awareness Series
                                          -  Value Series
                                          -  Small Company Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SBL FUND
                                          -  Series A, B, C, E, J, P, S, V and X

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY INCOME FUND
                                          -  Corporate Bond Series
                                          -  U. S. Government Series
                                          -  Limited Maturity Bond Series
                                          -  High Yield Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY GROWTH AND INCOME FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY MUNICIPAL BOND FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY CASH FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          ADVISOR'S FUND
                                          -  PCG Growth Series
                                          -  PCG Aggressive Growth Series
                                          -  SIM Growth Series
                                          -  SIM Conservative Growth Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY MANAGEMENT COMPANY, LLC
                                          (Corporate Account)

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: Senior Vice President
                                          Date:  September 24, 1998

                                          UMB BANK, N.A.

ATTEST:  R. W. BLOEMKER                   By:    RALPH R. SANTORO
         ----------------------------            -------------------------------
                                          Name:  Ralph R. Santoro
                                          Title: Senior Vice President
                                          Date:  September 24, 1998

                                   APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

         United Missouri Trust Company of New York

SECURITIES SYSTEMS:

         Federal Book Entry

         Depository Trust Company

         Participant Trust Company

SPECIAL SUBCUSTODIANS:

         The Bank of New York

                           SECURITIES DEPOSITORIES
COUNTRIES                  FOREIGN SUBCUSTODIANS          CLEARING AGENCIES
                                                              Euroclear

                                          SECURITY ULTRA FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY EQUITY FUND
                                          -  Equity Series
                                          -  Social Awareness Series
                                          -  Value Series
                                          -  Small Company Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SBL FUND
                                          -  Series A, B, C, E, J, P, S, V and X

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY INCOME FUND
                                          -  Corporate Bond Series
                                          -  U. S. Government Series
                                          -  Limited Maturity Bond Series
                                          -  High Yield Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY GROWTH AND INCOME FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY MUNICIPAL BOND FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY CASH FUND

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          ADVISOR'S FUND
                                          -  PCG Growth Series
                                          -  PCG Aggressive Growth Series
                                          -  SIM Growth Series
                                          -  SIM Conservative Growth Series

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  September 24, 1998

                                          SECURITY MANAGEMENT COMPANY, LLC
                                          (Corporate Account)

ATTEST:  AMY J. LEE                       By:    JOHN D. CLELAND
         ----------------------------            -------------------------------
                                          Name:  John D. Cleland
                                          Title: Senior Vice President
                                          Date:  September 24, 1998

                                          UMB BANK, N.A.

ATTEST:  R. W. BLOEMKER                   By:    RALPH R. SANTOROO
         ----------------------------            -------------------------------
                                          Name:  Ralph R. Santoro
                                          Title: Senior Vice President
                                          Date:  September 24, 1998

                         AMENDMENT TO CUSTODY AGREEMENT

The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated January 1, 1995, as amended September 24,
1998, with UMB Bank, n.a. ("Custodian"),  and agree to be bound by all the terms and conditions contained in said Agreement:

                                 List of Funds:

                   Security Equity Fund, Enhanced Index Series
                     Security Equity Fund, Select 25 Series

ATTEST:                                   SECURITY EQUITY FUND
                                          - Enhanced Index Series
                                          - Select 25 Series

AMY J. LEE                                By:    JAMES R. SCHMANK
-------------------------------------           --------------------------------
Amy J. Lee                                Title: Vice President

ATTEST:                                   UMB Bank, n.a.

                                          By:    RALPH R. SANTORO
-------------------------------------           --------------------------------
                                          Title: Senior Vice President
                                          Date:  February 16, 1999

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

         United Missouri Trust Company of New York

SECURITIES SYSTEMS:

         Federal Book Entry

         Depository Trust Company

         Participant Trust Company

SPECIAL SUBCUSTODIANS:

         The Bank of New York

                        SECURITIES DEPOSITORIES
COUNTRIES               FOREIGN SUBCUSTODIANS                 CLEARING AGENCIES

                                                                  Euroclear

                                          SECURITY EQUITY FUND
                                          - Enhanced Index Series
                                          - Select 25 Series

ATTEST: AMY J. LEE                        By:    JAMES R. SCHMANK
       ------------------------------           --------------------------------
                                          Name:  James R. Schmank
                                          Title: Vice President
                                          Date:  January 27, 1999

                                          UMB BANK, N.A.

ATTEST:                                   By:    RALPH R. SANTORO
       ------------------------------           --------------------------------
                                          Name:  Ralph R. Santoro
                                          Title: Senior Vice President
                                          Date:  February 16, 1999

                         AMENDMENT TO CUSTODY AGREEMENT

The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated January 1, 1995, as amended September 24,
1998, with UMB Bank, n.a. ("Custodian"),  and agree to be bound by all the terms and conditions contained in said Agreement:

                                 List of Funds:

                               SBL Fund, Series H
                               SBL Fund, Series Y
                Security Income Fund, Capital Preservation Series

ATTEST:                                  SBL FUND
                                         - Series H
                                         - Series Y

AMY J. LEE                               By:    JAMES R. SCHMANK
------------------------------              ------------------------------------
Amy J. Lee, Secretary                    Title: Vice President

ATTEST:                                  SECURITY INCOME FUND
                                         - Capital Preservation Series

AMY J. LEE                               By:    JOHN D. CLELAND
------------------------------              ------------------------------------
Amy J. Lee, Secretary                           John D. Cleland
                                         Title: Vice President

ATTEST:                                  UMB Bank, n.a.

R. W. BLOEMKER                           By:    RALPH R. SANTORO
------------------------------              ------------------------------------
R. William Bloemker                      Title: Senior Vice President
Assistant Secretary                      Date:  April 26, 1999

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

        United Missouri Trust Company of New York

SECURITIES SYSTEMS:

        Federal Book Entry
        Depository Trust Company
        Participant Trust Company

SPECIAL SUBCUSTODIANS:

        The Bank of New York

                  SECURITIES DEPOSITORIES
COUNTRIES         FOREIGN SUBCUSTODIANS                 CLEARING AGENCIES

                                                             Euroclear

                                          SBL FUND
                                          -   Series H
                                          -   Series Y

ATTEST: AMY J. LEE                        By:    JAMES R. SCHMANK
       ------------------------------        -----------------------------------
                                          Name:  James R. Schmank
                                          Title: Vice President
                                          Date:  April 30, 1999
                                                 -------------------------------

                                          SECURITY INCOME FUND
                                          -  Capital Preservation Series

ATTEST: AMY J. LEE                        By:    JOHN D. CLELAND
       ------------------------------        -----------------------------------
                                          Name:  John D. Cleland
                                          Title: President
                                          Date:  April 30, 1999

                                          UMB BANK, N.A.

ATTEST: R. W. BLOEMKER                    By:    RALPH R. SANTORO
       ------------------------------        -----------------------------------
        R. William Bloemker               Name:  Ralph R. Santoro
        Assistant Secretary               Title: Senior Vice President
                                          Date:  April 26, 1999

                         AMENDMENT TO CUSTODY AGREEMENT

                             DATED NOVEMBER 3, 2000

The following open-end management  investment  companies ("Funds") are currently parties to the Custody Agreement dated January 1, 1995, as amended September 24,
1998,  with UMB Bank,  n.a.  ("Custodian").  This  amendment  is entered into to reflect:  (i) certain name changes which have occurred within the Funds; (ii) to add Total  Return  Series of  Security  Equity Fund to the  agreement  which the
Custodian has acted as custodian of the assets since July 1999; and (iii) remove
Advisor's  Fund which has been  dissolved.  The parties agree to be bound by all the terms and conditions contained in said Agreement.

                     LIST OF FUNDS:                           DATE ENTERED
                     --------------                           ------------
Security Equity Fund:
  Equity Series                                               January 1, 1995
  Social Awareness Series                                     September 24, 1998
  Mid Cap Value Series (formerly Value Series)                September 24, 1998
  Small Cap Growth Series (formerly Small Company Series)     September 24, 1998
  Enhanced Index Series                                       January 27, 1999
  Select 25 Series                                            January 27, 1999
  Total Return Series                                         July 1999

Security Growth and Income Fund                               January 1, 1995

Security Ultra Fund                                           January 1, 1995

SBL Fund
  Series A                                                    January 1, 1995
  Series B                                                    January 1, 1995
  Series C                                                    January 1, 1995
  Series E                                                    January 1, 1995
  Series H                                                    April 26, 1999
  Series J                                                    January 1, 1995
  Series P                                                    September 24, 1998
  Series S                                                    January 1, 1995
  Series V                                                    September 24, 1998
  Series X                                                    September 24, 1998
  Series Y                                                    April 26, 1999

Security Income Fund
  Diversified Income Series (formerly U.S. Government         January 1, 1995
    Series; Corporate Bond Series and Limited Maturity
    Bond Series merged into Diversified Income Series)
  High Yield Series                                           September 24, 1998
  Capital Preservation Series                                 April 26, 1999

Security Municipal Bond Fund                                  January 1, 1995

Security Cash Fund                                            January 1, 1995

                                           SECURITY EQUITY FUND
                                             Equity Series
                                             Social Awareness Series
                                             Mid Cap Value Series
                                               (formerly Value Series)
                                             Small Cap Growth Series
                                               (formerly Small Company Series)
                                             Enhanced Index Series
                                             Select 25 Series
ATTEST:                                      Total Return Series

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

ATTEST:                                    SECURITY GROWTH AND INCOME FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

ATTEST:                                    SECURITY ULTRA FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

                                           SBL FUND
                                             Series A, B, C, E, H, J, P, S, V,
ATTEST:                                        X and Y

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

                                           SECURITY INCOME FUND
                                             Diversified Income Series
                                             High Yield Series
ATTEST:                                      Capital Preservation Series

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

ATTEST:                                    SECURITY MUNICIPAL BOND FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

ATTEST:                                    SECURITY CASH FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President

ATTEST:                                    UMB BANK, N.A.

                                           By:
-------------------------------------             ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                             AMENDMENT TO APPENDIX A

                                CUSTODY AGREEMENT

DOMESTIC SUBCUSTODIANS:

     United Missouri Trust Company of New York

SECURITIES SYSTEMS:

     Federal Book Entry

     Depository Trust Company

     Participant Trust Company

SPECIAL SUBCUSTODIANS:

     The Bank of New York

                  SECURITIES DEPOSITORIES
COUNTRIES         FOREIGN SUBCUSTODIANS                 CLEARING AGENCIES

                                                             Euroclear

                                           SECURITY EQUITY FUND
                                             Equity Series
                                             Social Awareness Series
                                             Mid Cap Value Series
                                               (formerly Value Series)
                                             Small Cap Growth Series
                                               (formerly Small Company Series)
                                             Enhanced Index Series
                                             Select 25 Series
ATTEST:                                      Total Return Series

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

ATTEST:                                    SECURITY GROWTH AND INCOME FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

ATTEST:                                    SECURITY ULTRA FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

                                           SBL FUND
                                             Series A, B, C, E, H, J, P, S, V,
ATTEST:                                        X and Y

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

                                           SECURITY INCOME FUND
                                             Diversified Income Series
                                             High Yield Series
ATTEST:                                      Capital Preservation Series

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

ATTEST:                                    SECURITY MUNICIPAL BOND FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

ATTEST:                                    SECURITY CASH FUND

AMY J. LEE                                 By:    JAMES R. SCHMANK
-------------------------------------             ------------------------------
Amy J. Lee                                 Title: President
                                           Date:  November 3, 2000

ATTEST:                                    UMB BANK, N.A.

                                           By:
-------------------------------------             ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------
                                           Date:
                                                  ------------------------------

                                    FORM OF
                         AMENDMENT TO CUSTODY AGREEMENT

   AMENDMENT,  dated  as of  July  2,  2001,  to  the  Custody  Agreement  dated
___________, ______ ("Agreement"), by and between UMB Bank, n. a. ("Custodian"), having a place of  business  at 928  Grand  Avenue,  10th  Floor,  Kansas  City,
Missouri 64106 and each of the registered investment companies (on behalf of any series thereof,  if applicable) listed on Appendix B to the Agreement,  together with such additional  companies as shall be made parties to the Agreement by the execution of a revised  Appendix B to the  Agreement  (such  companies,  and any series thereof, are referred to individually as a "Fund" and,  collectively,  as the "Funds").

   WHEREAS,  each  Fund  and the  Custodian  have  previously  entered  into the
Agreement  pursuant to which the Custodian provides custody and related services to each Fund,  including  the use of  foreign  subcustodians  and  depositories, subject to the terms and conditions set forth therein;

   WHEREAS,  the U.S.  Securities and Exchange  Commission  ("SEC") adopted Rule
17f-7  under the  Investment  Company Act of 1940,  as amended  (the "1940 Act")
concerning arrangements for foreign securities depositories;

   WHEREAS,  pursuant to the provisions of Rule  17f-7(a)(1),  the Custodian has agreed to assume,  subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign securities depositories;

   NOW,  THEREFORE,  in  consideration  of the mutual  covenants and  agreements herein  contained,  each Fund and the  Custodian  agree as follows.  Capitalized terms used herein without definition shall have the meanings ascribed to them in the  Agreement.  All  references  hereunder to the 1940 Act and to the rules and regulations  thereunder  shall be deemed to be a  reference  to such Act and its rules and regulations as they may be amended from time to time.

1. The  Agreement is amended by deleting the first  paragraph  under the heading
"Section 5. "SUBCUSTODIANS" and inserting the following amended paragraph in its place:

     From time to time, in accordance with the relevant  provisions of this
     Agreement,  (i)  the  Custodian  may  appoint  one  or  more  Domestic
     Subcustodians, Foreign Subcustodians, Special Subcustodians or Interim
     Subcustodians  (each as  hereinafter  defined) to act on behalf of any one or more Funds; and (ii) the Custodian may be directed, pursuant to
     an   agreement   between  a  Fund  and  the   Custodian   ("Delegation
     Agreement"),  to appoint a Domestic Subcustodian to perform the duties of the Foreign  Custody Manager (as such term is defined in Rule 17f-5 under the 1940 Act) ("Approved Foreign Custody Manager") for such Fund so long as such Domestic  Subcustodian  is so eligible  under the 1940
     Act. Such  Delegation  Agreement shall provide that the appointment of any Domestic Subcustodian as the Approved Foreign Custody Manager must be  governed by a written  agreement  between  the  Custodian  and the
     Domestic Subcustodian,  which provides for compliance with Rule 17f-5.
     The   Approved   Foreign   Custody   Manager  may  appoint  a  Foreign
     Subcustodian  or Interim  Subcustodian in accordance with this Section
     5. For purposes of this Agreement, all Domestic Subcustodians, Special
     Subcustodians,  Foreign  Subcustodians and Interim Subcustodians shall be referred to collectively as "Subcustodians."

2. The Agreement is further  amended by deleting the last sentence of Subsection
5(a) in its entirety and inserting the following revised sentence in its place:

     Each such duly approved Domestic  Subcustodian and the countries where
     Foreign Subcustodians through which they may hold securities and other
     Assets of a Fund  shall be as  agreed  upon by the  parties  hereto in writing,  from time to time,  and shall be  reflected  on  Appendix  A hereto.

3. The  Agreement is further  amended by deleting the  paragraph in  Subsections
5(b) and 5(c) in their entirety and inserting the following  amended  Subsection
5(b) in their place:

     (b) Foreign Subcustodians

     (1) Foreign  Subcustodians.  The Approved  Foreign Custody Manager may
     appoint any entity  meeting the  requirements  of an Eligible  Foreign
     Custodian,  as such term is defined in Rule 17f-5(a)(1) under the 1940
     Act, and which term shall also include a bank that  qualifies to serve as a custodian of assets of investment  companies  under Section 17(f)
     of the 1940 Act or by SEC order is exempt  therefrom  (each a "Foreign
     Subcustodian"   in  the  context  of  either  a   subcustodian   or  a
     sub-subcustodian),   provided  that  the  Approved   Foreign   Custody
     Manager's  appointments  of such  Foreign  Subcustodians  shall at all times be governed by an agreement that complies with Rule 17f-5.

     (2) Interim Subcustodians. Notwithstanding the foregoing, in the event that a Fund shall  invest in a security or other Asset to be held in a country  in  which  the  Approved  Foreign  Custody  Manager  has  not appointed a Foreign  Subcustodian  or for which the Fund has otherwise directed that a specific  Foreign  Subcustodian be used, the Custodian shall,  or shall  cause  the  Approved  Foreign  Custody  Manager  to, promptly  notify the Fund in writing by facsimile  transmission  or in such other manner as the Fund and Custodian  shall agree in writing of the  unavailability  of  an  approved  Foreign  Subcustodian  in  such country; and upon the receipt of Special  Instructions,  the Custodian shall, or shall cause the Approved Foreign Custody Manager to, appoint or approve any Person (as hereinafter  defined) designated by the Fund in such Special  Instructions,  to hold such  security or other Asset.
     The  subcustodian  agreement  between  the  Custodian  and the Interim
     Subcustodian  shall comply with the provisions of the 1940 Act and the rules and regulations thereunder (including Rule 17f-5, if applicable)
     and the terms and provisions of this  Agreement.  The Custodian  shall comply with Section  5(b)(1) hereof with respect to the appointment of an Interim Subcustodian. (Any Person appointed or approved as either a subcustodian or  sub-subcustodian  pursuant to this Section 5(b)(2) is herein referred to as an "Interim Subcustodian.")

     (3) In the event  that the  Approved  Foreign  Custody  Manager or its delegate  reasonably  determines  that such  Person  will not  provide delegation services (i) in a country in which a Fund has directed that the Fund  shall  invest  in a  security  or other  Asset or (ii)  with respect to a specific Foreign Subcustodian which the Fund has directed be used, the Approved Foreign Custody Manager or the Custodian (or the
     Domestic  Subcustodian),  as applicable,  shall be entitled to rely on any such instruction provided pursuant to Section 5(b)(2) as a Special
     Instruction  and  shall  have no  duties  or  liabilities  under  this
     Agreement  with  respect  to such  arrangement  save those that it may undertake  specifically  in writing  with  respect to each  particular instance;  provided that the  Delegation  Agreement and this Agreement shall not  constitute  the  Approved  Foreign  Custody  Manager or the
     Custodian (or the Domestic Subcustodian), as the exclusive delegate of the Fund for  purposes  of Rule  17f-5  and,  particularly  where such
     Person  does not  agree to  provide  fully  the  services  under  this
     Agreement and the  Delegation  Agreement to the Fund with respect to a particular  country or  specific  Foreign  Subcustodian,  the Fund may delegate such services to another delegate pursuant to Rule 17f-5.

4. The Agreement is further amended by renumbering  Subsections 5(d) and 5(e) as
5(c) and 5(d), respectively.

5. The  Agreement  is further  amended by deleting the  paragraph in  Subsection
5(f),  renumbering the Subsection as Subsection 5(e) and inserting the following amended paragraph in its place:

     (e) Certification Regarding Foreign Subcustodians.

     Upon request of a Fund,  the  Custodian  shall  deliver,  or cause any
     Approved Foreign Custody Manager to deliver, to the Fund a certificate stating:  (i) the identity of each Foreign Subcustodian then acting on behalf of the  Custodian;  (ii) the  countries  in which the  Eligible
     Securities  Depositories  (as defined in Section  5(f))  through which each Foreign  Subcustodian is then holding cash,  securities and other
     Assets  of the  Fund;  and  (iii)  such  other  information  as may be requested by the Fund to ensure  compliance with rules and regulations under the 1940 Act.

5. The Agreement is further  amended by inserting  the following new  Subsection
5(f) after the new renumbered Subsection 5(e):

     (f) Securities Depositories.

          (1) The  Custodian (or the Domestic  Subcustodian)  may place and maintain a Fund's  Foreign  Assets (as defined in Rule 17f-5 under the
     1940 Act) with an Eligible  Securities  Depository (as defined in Rule
     17f-7,  which term shall include any other  securities  depository for which the SEC by exemptive order has permitted  registered  investment companies to maintain their assets).

          (2) The  Custodian  (or the  Domestic  Subcustodian)  shall,  for evaluation  by the Fund or its  adviser,  provide an  analysis  of the custody risks  associated  with  maintaining the Fund's Foreign Assets
     with  each  Eligible   Securities   Depository  utilized  directly  or
     indirectly  by the Custodian as of the date hereof (or, in the case of an  Eligible  Securities  Depository  not so  utilized  as of the date hereof, prior to the initial placement of the Fund's Foreign Assets at such  depository) and at which any Foreign Assets of the Fund are held
     or  are  expected  to  be  held.   The   Custodian  (or  the  Domestic
     Subcustodian)   shall  monitor  the  custody  risks   associated  with
     maintaining the Fund's Foreign Assets at each such Eligible Securities
     Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

          (3) Based on the  information  available to it in the exercise of
     diligence,   the  Custodian  (or  the  Domestic   Subcustodian)  shall
     determine the eligibility under Rule 17f-7 of each foreign  securities depository before  maintaining the Fund's Foreign Assets therewith and shall promptly advise the Fund if any Eligible  Securities  Depository ceases to be so eligible.  A list of Eligible Securities  Depositories used by the Custodian directly or indirectly as of the date hereof, or
     as  amended   from  time  to  time,   is   attached   as  Appendix  A.
     Notwithstanding   Subsection   16(c)   hereof,   Eligible   Securities
     Depositories  may,  subject to Rule 17f-7, be added to or deleted from such list from time to time.

          (4)  Withdrawal  of Assets.  If an  arrangement  with an Eligible
     Securities  Depository no longer meets the requirements of Rule 17f-7, the Custodian (or the Domestic  Subcustodian) will withdraw the Fund's
     Foreign Assets from such depository as soon as reasonably practicable.

          (5) Standard of Care. In fulfilling  its  responsibilities  under this Section  5(f),  the  Custodian  will  exercise  reasonable  care, prudence and diligence.

6. The Agreement is further  amended by inserting  the following new  Subsection
5(g) after the new Section 5(f):

     (h) Limitations on Placement of Foreign Assets.

     A Fund shall not place or maintain any of the Fund's Foreign Assets in any country,  and shall as promptly as practicable withdraw the Fund's
     Foreign  Assets from any  country,  that is  identified  in the Global
     Custody  Network  Listing  provided by the  Custodian (or the Domestic
     Subcustodian)  as a country where the liability or  responsibility  of the Approved Foreign Custody Manager or the Custodian (or the Domestic
     Subcustodian)  is  conditioned  or  predicated  on the  ability of the
     Approved  Foreign  Custody  Manager or the  Custodian (or the Domestic
     Subcustodian) to recover damages from the Foreign Subcustodian in such country.

7. The Agreement is further amended by deleting  Subsection 6(b) in its entirety and inserting the following amended Subsection 6(b) in its place:

     (b) ACTIONS PROHIBITED BY APPLICABLE LAW, ETC.

     In no event  shall the  Custodian  incur  liability  hereunder  if the
     Custodian  or  any   Subcustodian   or  Securities   System,   or  any
     Subcustodian,  Eligible  Securities  Depository  utilized  by any such
     Subcustodian,  or any  nominee of the  Custodian  or any  Subcustodian
     (individually,  a "Person")  is  prevented,  forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed,  by reason of:
     (i) any  provision of any present or future law or regulation or order of the  United  States of  America,  or any state  thereof,  or of any foreign country,  or political  subdivision thereof or of any court of competent  jurisdiction  (and the Custodian nor any other Person shall not be obligated  to take any action  contrary  thereto);  or (ii) any
     "Force Majeure," which for purposes of this Agreement,  shall mean any circumstance  or event which is beyond the  reasonable  control of the
     Custodian,  a  Subcustodian  or  any  agent  of  the  Custodian  or  a
     Subcustodian  and  which  adversely  affects  the  performance  by the
     Custodian of its  obligations  hereunder,  by the  Subcustodian of its obligations  under its  subcustody  agreement or by any other agent of the Custodian or the Subcustodian,  unless in each case, such delay or nonperformance is caused by the negligence,  misfeasance or misconduct of the  Custodian.  Such Force  Majeure  events may  include any event caused  by,  arising  out of or  involving  (a) an  act  of  God,  (b)
     accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the  malfunction  or failure  of any  communications  medium,  (d) any interruption  of the power supply or other  utility  service,  (e) any strike or other work stoppage, whether partial or total, (f) any delay or  disruption  resulting  from or  reflecting  the  occurrence of any
     Sovereign  Risk  (as  defined  below),   (g)  any  disruption  of,  or
     suspension  of trading  in,  the  securities,  commodities  or foreign exchange  markets,  whether or not resulting  from or  reflecting  the
     occurrence  of  any  Sovereign   Risk,  (h)  any  encumbrance  on  the
     transferability  of a currency  or a currency  position  on the actual settlement  date of a foreign  exchange  transaction,  whether  or not resulting from or reflecting the occurrence of any Sovereign  Risk, or
     (i) any other cause  similarly  beyond the  reasonable  control of the
     Custodian.

     Subject  to the  Custodian's  general  standard  of care set  forth in
     Subsection  6(a) hereof and the  requirements  of Section 17(f) of the
     1940 Act and Rules 17f-5 and 17f-7 thereunder, the Custodian shall not incur  liability  hereunder if any Person is  prevented,  forbidden or delayed from performing,  or omits to perform,  any act or thing which this Agreement  provides shall be performed or omitted to be performed by reason of any (i)  "Sovereign  Risk," which for the purpose of this
     Agreement  shall mean, in respect of any  jurisdiction,  including the
     United States of America, where investments are acquired or held under this Agreement,  (a) any act of war, terrorism,  riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any governmental  authority,  (c) the confiscation,  expropriation or  nationalization of any investments by any  governmental  authority,  whether  de facto  or de jure,  (d) any devaluation  or  revaluation  of the currency,  (e) the  imposition of taxes, levies or other charges affecting  investments,  (f) any change in the  applicable  law, or (g) any other  economic or political  risk incurred or experienced  that is not directly  related to the economic or financial  conditions of the Eligible Foreign Custodian,  except as otherwise provided in this Agreement or the Delegation  Agreement,  or
     (ii)  "Country  Risk," which for the purpose of this  Agreement  shall mean,  with  respect  to the  acquisition,  ownership,  settlement  or custody of  investments in a  jurisdiction,  all risks relating to, or arising in consequence of, systemic and markets factors  affecting the acquisition,  payment for or ownership of  investments,  including (a)
     the prevalence of crime and corruption  except for crime or corruption by the Eligible  Foreign  Custodian,  or its  employees,  directors or officers  for which the  liability of the  Custodian  (or the Domestic
     Subcustodian)   or  the  Approved   Foreign  Custody  Manager  is  not
     predicated upon recovery of such damages from the  Subcustodian as set forth in the Global  Custody  Network  Listing,  (b) the inaccuracy or unreliability of business and financial information  (unrelated to the
     Approved  Foreign  Custody  Manager's  duties imposed by Rule 17f-5(c)
     under the 1940 Act or to the duties  imposed on the  Custodian by Rule
     17f-7  under the 1940  Act),  (c) the  instability  or  volatility  of banking and  financial  systems,  or the absence or  inadequacy  of an infrastructure  to support such  systems,  (d) custody and  settlement infrastructure  of the market in which such investments are transacted and held,  (e) the  acts,  omissions  and  operation  of any  Eligible
     Securities  Depository,  it being understood that this provision shall not excuse the Custodian's performance under the express terms of this
     Agreement and its liability  therefor,  (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions,  registrars  or transfer  agents,  (g) the  existence of market conditions which prevent the orderly execution or settlement of transactions  or which  affect the value of  assets,  and (h) the laws relating to the  safekeeping  and recovery of a Fund's  Foreign Assets held in custody  pursuant  to the terms of this  Agreement;  provided, however,  that, in compliance with Rule 17f-5,  neither Sovereign Risk nor  Country  Risk shall  include  the  custody  risk of a  particular
     Eligible Foreign Custodian of a Fund's Foreign Assets.

8. The Agreement is further amended by deleting Subsection 16(i) in its entirety and inserting the following amended Subsection 16(i) in its place:

     (i) Entire Agreement.  This Agreement and the Delegation Agreement, as
     amended from time to time,  constitute  the entire  understanding  and agreement of the parties  thereto  with respect to the subject  matter therein and  accordingly,  supercedes as of the effective date of this
     Agreement any  custodian  agreement  heretofore in effect  between the
     Funds and the Custodian.

9. All references throughout the Agreement to "Securities Depository or Clearing
Agency" are hereby changed to "Eligible  Securities  Depository."  In Subsection
16(g)  relating  to  defined  terms,  the  reference  to  Section  5(b)  for the definition of "Securities Depository or Clearing Agency" (which has been changed to "Eligible Securities Depository" is changed to Section 5(f). In addition, the list of defined terms is amended to include  "Approved  Foreign Custody Manager"
with a reference to Section 5, "Force Majeure" with a reference to Section 6(b),
"Country  Risk" with a reference to Section  6(b),  and "Foreign  Assets" with a reference to Section 5(f).

10. Except as modified hereby, the Agreement is confirmed in all respects.

                                    * * * * *

   IN WITNESS  WHEREOF,  the parties have executed this Amendment as of the date first above written.

                                          UMB Bank, n.a.
--------------------------------------

By:                                       By:
       -------------------------------           -------------------------------
Name:                                     Name:
       -------------------------------           -------------------------------
Title:                                    Title:
       -------------------------------           -------------------------------

APPENDIX A